AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
August 2015

For the month of August 2015, the AFL-CIO Housing Investment Trust (HIT) had a gross return of -0.03% and a net return of -0.06%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of -0.14% for the month.

August gross relative performance: 0.11%

Performance for periods ended August 31, 2015 (Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	1.29%	2.80%	2.09%	3.55%	4.94%
HIT Total Net Rate of Return	1.00%	2.36%	1.66%	3.10%	4.49%
Barclays Capital Aggregate Bond Index	0.45%	1.55%	1.53%	2.98%	4.46%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Weak performance by corporate bonds, the worst performing major sector of the index, with excess returns of -60 basis points (bps).  The HIT does not invest in corporate bonds, whereas the sector comprised 23.9% of the index as of August 31, 2015.

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were 2, -22, -32, and -105 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments.  Approximately 95% percent of the HIT portfolio was AAA-rated or carried a government or government-sponsored enterprise guarantee compared to 71% for the Barclays Aggregate at the end of August.

●	The HIT’s relative short duration to the index as interest rates rose across the curve. Two-, 5-, 10-, and 30-year Treasury rates rose by 8, 2, 4, and 6 bps, respectively.

AFL-CIO HOUSING INVESTMENT TRUST                                         August 2015 Performance Commentary

Negative contributions to the HIT’s performance included:

●
Weak performance by agency multifamily mortgage-backed securities as spreads to Treasuries widened for both FHA-insured and GSE-backed multifamily products. FHA/Ginnie Mae construction/permanent loan certificate spreads widened by 16 bps, while multifamily permanent loan certificates spreads increased by 11 bps.  Fannie Mae DUS spreads also widened across all structures. The benchmark Fannie Mae 10/9.5 and intermediate 7/6.5 spreads increased by 6 bps and 7 bps, respectively. The HIT had 21.5% of its portfolio invested in DUS securities of various structures at the end of August. However, higher discount rates for premium multifamily securities mitigated some of the adverse effects of spread widening

●
Strong performance by agency fixed rate single family mortgage-backed securities (RMBS), the best performing major sector in the index with excess returns of 8 bps.  The HIT is underweight this sector with a 27.0% allocation versus 28.2% in the Barclays Aggregate.

August 2015 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	0.04%	0	5.76
Agencies	-0.34%	-34	4.04
Single family agency MBS (RMBS)	0.08%	+8	4.42
Corporates	-0.59%	-60	7.08
Commercial MBS (CMBS)	-0.32%	-35	4.72
Asset-backed securities (ABS)	0.10%	+11	2.42
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	7/31/15	8/31/15	Change
1 Month	0.025%	0.003%	-0.023%
3 Month	0.064%	0.003%	-0.061%
6 Month	0.145%	0.232%	0.087%
1 Year	0.313%	0.380%	0.066%
2 Year	0.663%	0.739%	0.077%
3 Year	0.973%	1.052%	0.079%
5 Year	1.530%	1.549%	0.019%
7 Year	1.915%	1.948%	0.033%
10 Year	2.181%	2.219%	0.038%
30 Year	2.907%	2.962%	0.056%
               Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.